CRM Mutual Fund Trust

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM All Cap Value Fund

CRM Long/Short Opportunities Fund

Supplement Dated April 15, 2020

to each Fund's Summary Prospectus, Prospectus and Statement of Additional Information Dated October 28, 2019, as supplemented

Capitalized terms used without definition below have the meanings given to them in the Fund's Summary Prospectus, Prospectus and Statement of Additional Information. This document should be read together with the Fund's Summary Prospectus, Prospectus and Statement of Additional Information.

The following information is effective immediately:

The following paragraph is added to the section titled "Principal Investment Risks":

Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

CRM SMALL/MID CAP VALUE FUND – SUMMARY PROSPECTUS

The section titled "Portfolio Managers" is replaced with the following text:

PORTFOLIO MANAGER

Thad Pollock leads the team responsible for the day-to-day management of the Fund. Mr. Pollock has served as a portfolio manager of the Fund since 2016.

CRM MID CAP VALUE FUND – SUMMARY PROSPECTUS

The section titled "Portfolio Managers" is replaced with the following text:

PORTFOLIO MANAGER

Thad Pollock leads the team responsible for the day-to-day management of the Fund. Mr. Pollock has served as a portfolio manager of the Fund since 2012.

CRM FUNDS PROSPECTUS

The section titled "Fund Summaries - CRM Small/Mid Cap Value Fund - Portfolio Managers" is replaced with the following text:

PORTFOLIO MANAGER

Mr. Pollock leads the team responsible for the day-to-day management of the Fund. Mr. Pollock has served as a portfolio manager of the Fund since 2016.

The section titled "Fund Summaries – Mid Cap Value Fund - Portfolio Managers" is replaced with the following text:

PORTFOLIO MANAGER

Mr. Pollock leads the team responsible for the day-to-day management of the Fund. Mr. Pollock has served as a portfolio manager of the Fund since 2012.

The table in the section titled "Management of the Fund - Portfolio Managers" is replaced with the following table:

PORTFOLIO MANAGERS

Brian Harvey, CFA, CO-CEO, CIO and Director of Research is responsible for the overall management of the CRM Funds. The investment research team for the CRM Funds consists of 9 individuals, with an average of 20 years investment and financial experience. The portfolio managers who have responsibility for the day-to-day management of the Funds are set forth below.

Fund Name	Portfolio Manager(s)
CRM Small Cap Value Fund	Brian M. Harvey, CFA
Bernard C. Frojmovich

CRM Small/Mid Cap Value Fund	Thad Pollock

CRM Mid Cap Value Fund	Thad Pollock

CRM All Cap Value Fund	Robert Maina

CRM Long/Short Opportunities Fund	Madeleine "Mimi" B. Morris
Jason Yellin

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Fund.

CRM FUNDS STATEMENT OF ADDITIONAL INFORMATION

The section titled "Investment Advisory and Other Services-Portfolio Managers" is replaced with the following information, which supersedes any contrary information:

Brian Harvey, CFA, Co-CEO, CIO and Director of Research is responsible for the overall management of the CRM Funds. The investment research team for the CRM Funds consists of 9 individuals, with an average of 20 years investment and financial experience. The portfolio managers who have responsibility for the day-to-day management of the Funds are set forth below.

Small Cap Value Fund. Brian M. Harvey, CFA and Bernard C. Frojmovich are the leaders of the team responsible for the day- to-day management of the CRM Small Cap Value Fund.

Small/Mid Cap Value Fund. Thad Pollock leads the team responsible for the day-to-day management of the Small/Mid Cap Value Fund.

Mid Cap Value Fund. Thad Pollock leads the team responsible for the day-to-day management of the Mid Cap Value Fund.

All Cap Value Fund. Robert Maina leads the team responsible for the day-to-day management of the CRM All Cap Value Fund.

Long/Short Opportunities Fund. Mimi Morris and Jason Yellin are the leaders of the team responsible for the day-to-day management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE